                                                                    EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                           J. M. PETERS COMPANY, INC.
                           OFFER FOR ALL OUTSTANDING
                         12 3/4% SENIOR NOTES DUE 2002
                                IN EXCHANGE FOR
                      12 3/4% SENIOR NOTES DUE MAY 1, 2002
          PURSUANT TO THE PROSPECTUS DATED                      , 1994

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                 , 1994, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

        By Hand/Overnight Express:                         By Mail:                           By Overnight Delivery:
   (insured or registered recommended)       (insured or registered recommended)       (insured or registered recommended)
      United States Trust Company of            United States Trust Company of            United States Trust Company of
                 New York                                  New York                                  New York
             65 Beaver Street                            P.O. Box 844                              770 Broadway
               Ground Floor                             Cooper Station                              7th Floor
            New York, NY 10005                     New York, New York 10276                  New York, New York 10003
        Attn: Corporate Trust and               Attention: Corporate Trust and            Attention: Corporate Trust and
             Agency Services                           Agency Services                           Agency Services

                                 Via Facsimile:
                                 1-212-420-6152

                             For Information Call:
                                 1-800-548-6565

    Delivery of this instrument to an address other than as set forth above or transmission of instructions via facsimile other than as set forth above, will not constitute delivery.

    The undersigned acknowledges that he or she has received the Prospectus,
dated                , 1994 (the "Prospectus"), of J.M. Peters Company, Inc., a
Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount at maturity of up to $100,000,000 of 12 3/4% Senior Notes Due May 1, 2002 (the "New Notes") of the Company for a like principal amount at maturity of the issued and outstanding 12 3/4% Senior Notes Due 2002 (the "Old Notes") of the Company from the holders thereof.

    For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. Interest on the New Notes will accrue from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange therefor or, if no interest has been paid on the Old Notes, from the
date of original issue of the Old Notes. If by                , 1994, neither
the Exchange Offer has been consummated nor a shelf registration statement with respect to the Old Notes has been declared effective, the interest rate on each
Old Note, from and after                , 1994 shall be permanently increased to
a rate of 13 1/4% per annum. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Old Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M. New York City time, on the next business day after the previously scheduled Expiration Date.

    This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. (See Instruction 1). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

- -----------------------------------------------------------------------------------------------------------
                DESCRIPTION OF OLD NOTES                        1               2                 3
- -----------------------------------------------------------------------------------------------------------
                                                                            AGGREGATE
                                                                            PRINCIPAL      PRINCIPAL AMOUNT
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       CERTIFICATE  AMOUNT AT MATURITY   AT MATURITY
               (PLEASE FILL IN, IF BLANK)                  NUMBER(S)*     OF OLD NOTE(S)      TENDERED**
- -----------------------------------------------------------------------------------------------------------
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                              TOTAL
- -----------------------------------------------------------------------------------------------------------

  * Need not be completed if Old Notes are being tendered by book-entry transfer.

 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. (See Instruction 2). Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. (See Instruction 1).
- --------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:.............................................

     Account Number:..................  Transaction Code Number:................

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):...........................................

     Window Ticket Number (if any):.............................................

     Date of Execution of Notice of Guaranteed Delivery:........................

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number:..................  Transaction Code Number:................

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:......................................................................

     Address:...................................................................

     ...........................................................................

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangements with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

     Issue: New Notes and/or Old Notes to:
Name(s)
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Address:
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                         (COMPLETE SUBSTITUTE FORM W-9)

/ / Credit unexchanged Old Notes delivered by book-entry transfer to the Book
    Entry Transfer Facility account set forth below.

            (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.
     Mail: New Notes and/or Old Notes to:
Name(s)
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

- --------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)
   Dated                                                         , 1994
         --------------------------------------------------------
         X                                                       , 1994
         ---------------------------------     ------------------
         X                                                       , 1994
         ---------------------------------     ------------------
                SIGNATURE(S) OF OWNER                DATE

         Area Code and Telephone Number:

        If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. (See Instruction 3).

   Name(s):
            -------------------------------------------------------------------

            -------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   Capacity:
            -------------------------------------------------------------------

   Address:
            -------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

   Signature(s) Guaranteed by
   an Eligible Institution:
                           ----------------------------------------------------
                             (AUTHORIZED SIGNATURE)

                           ----------------------------------------------------
                                    (TITLE)

                           ----------------------------------------------------
                                (NAME AND FIRM)

                                  INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE
            12 3/4% SENIOR NOTES DUE MAY 1, 2002 IN EXCHANGE FOR THE
           12 3/4% SENIOR NOTES DUE 2002 OF J.M. PETERS COMPANY, INC.

 1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

     This letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange
Offer -- Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof.

     Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 3 below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit the delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section in the Prospectus.

 2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal Amount at Maturity Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

 3. SIGNATURES ON THIS LETTER; POWERS OF ATTORNEY AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate powers of attorney are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Old Notes or signatures on powers of attorney required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National

Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States or by such other Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended (collectively "Eligible Institutions").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

 4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

 5. TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must provide the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.

 6. TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Order. If however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

 7. WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

 8. NO CONDITIONAL TRANSFERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

 9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)
                    PAYOR'S NAME: J.M. PETERS COMPANY, INC.

- ---------------------------------------------------------------------------------------------------------
                              PART 1 --PLEASE PROVIDE YOUR TIN IN             TIN: ______________________
                                        THE BOX AT RIGHT AND                    Social Security Number
                                        CERTIFY BY SIGNING AND                            or
                                        DATING BELOW.                           Employer Identification
                                                                                        Number
                              ---------------------------------------------------------------------------
  SUBSTITUTE                    PART 2 -- TIN Applied For / /
                              ---------------------------------------------------------------------------
                              CERTIFICATION:
  FORM W-9                    UNDER THE PENALTIES OF PERJURY,
  Department of the Treasury  I CERTIFY THAT:
  Internal Revenue Service    (1) the number shown on this form is my correct Taxpayer Identification
  Payor's Request for             Number (or I am waiting for a number to be issued to me).
  Taxpayer Identification     (2) I am not subject to backup withholding either because:
  Number ("TIN") and                 (a) I am exempt from backup withholding, or
  Certification                      (b) I have not been notified by the Internal Revenue Service (the
                                "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                                     (c) the IRS has notified me that I am no longer subject to backup withholding, and
                              (3) any other information provided on this form is true and correct.

                                SIGNATURE ______________________________   DATE _________________________
- ---------------------------------------------------------------------------------------------------------
  You must cross out item (2) of the above certification if you have been notified by IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
- ---------------------------------------------------------------------------------------------------------
   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
- ---------------------------------------------------------------------------------------------------------
  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I
  intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide the number.

  SIGNATURE ____________________________________________________________   DATE _________________________
- ---------------------------------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

- -------------------------------------------------------------
              FOR THIS TYPE OF ACCOUNT:  GIVE THE
                                         SOCIAL SECURITY
                                         NUMBER OF --
- -------------------------------------------------------------
  1.  An individual's account            The individual
  2.  Two or more individuals            The actual owner of the
      (joint account)                    account or, if combined
                                         funds, any one of the
                                         individuals(1)
  3.  Husband and wife (joint account)   The actual owner of the
                                         account or, if joint
                                         funds, either person(1)
  4.  Custodian account of a minor       The minor(2)
      (Uniform Gift to Minors Act)
  5.  Adult and minor (joint account)    The adult or, if the
                                         minor is the only
                                         contributor, the
                                         minor(1)
  6.  Account in the name of guardian    The ward,
      or committee for a designated      minor, or incompetent
      ward,                              person(3)
      minor, or incompetent person
  7.  a. The usual revocable savings     The grantor-trustee(1)
      trust account (grantor is also
         trustee)
      b. So-called trust account that    The actual owner(1)
      is not a legal or valid trust
         under State law
  8.  Sole proprietorship account        The owner(4)

- -------------------------------------------------------------
              FOR THIS TYPE OF ACCOUNT:  GIVE THE EMPLOYER
                                         IDENTIFICATION
                                         NUMBER OF --
- -------------------------------------------------------------

  9.  A valid trust, estate, or pension  Legal entity
      trust                              (Do not furnish the
                                         identifying number of
                                         the
                                         personal representative
                                         or
                                         trustee unless the legal
                                         entity itself is not
                                         designated in the
                                         account
                                         title)(5)
 10.  Corporate account                  The corporation
 11.  Religious, charitable, or          The organization
      educational organization account
 12.  Partnership account held in the    The partnership
      name of the business
 13.  Association, club, or other        The organization
      tax-exempt organization
 14.  A broker or registered nominee     The broker or nominee
 15.  Account with the Department of     The public entity
      Agriculture in the name of a
      public
      entity (such as a State or local
      government, school district, or
      prison)
      that receives agricultural
      program
      payments
=============================================================

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the valid trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempt from backup withholding on ALL payments include the following:
- -   A corporation.
- -   A financial institution.
- -   An organization exempt from tax under section 501(a), or an individual retirement plan.
- -   The United States or any agency or instrumentality thereof.
- -   A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- -   A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
- -   An international organization or any agency, or instrumentality thereof.
- -   A dealer in securities or commodities registered in the U.S. or a possession of the U.S.
- -   A real estate investment trust.
- -   A common trust fund operated by a bank under section 584(a).
- -   An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
- -   An entity registered at all times under the Investment Company Act of 1940.
- -   A foreign central bank of issue.

  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
- -   Payments to nonresident aliens subject to withholding under section 1441.
- -   Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
- -   Payments of patronage dividends where the amount received is not paid in money.
- -   Payments made by certain foreign organizations.
- -   Payments made to a nominee.

  Payments of interest not generally subject to backup withholding include the following:
- -   Payments of interest on obligations issued by individuals.
    Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
- -   Payments of tax-exempt interest (including exempt interest dividends under section 852).
- -   Payments described in section 6049(b)(5) to nonresident aliens.
- -   Payments on tax-free covenant bonds under section 1451.
- -   Payments made by certain foreign organizations.
- -   Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE